Exhibit 99.1
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             FORM OF 12% NON-NEGOTIATABLE NON-TRANSFERABLE UNSECURED
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                                 PROMISSORY NOTE
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NEITHER THIS NOTE, NOR ANY SHARES OF COMMON STOCK WHICH MAY BECOME ISSUABLE AT
MATURITY OF THIS NOTE, NOR ANY SECURITY FOR WHICH THIS NOTE MAY BE EXCHANGED, HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. AND NO TRANSFER MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER THE ACT, AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, AN OPINION OF COUNSEL OF THE HOLDER SATISFACTORY TO THE PAYOR THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NON-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR ANY APPLICABLE STATE SECURITIES AGENCY. FURTHER, THIS NOTE IS NON-TRANSFERABLE.


NON-NEGOTIABLE UNSECURED PROMISSORY NOTE

$_________                                                        ________, 2003
Note #:___________                                        Boca Raton, Florida



For value received Biofield Corp., a Delaware corporation ("Payor") promises to pay to [Name of Holder] or its permitted assigns ("Holder") the principal sum of $________ (the "Principal Amount") with interest on the outstanding Principal Amount at the rate of 12% per annum, based on a 365-day year. Interest shall be payable monthly, in arrears, on the last day of each month commencing in the month following the month in which this Note is issued.
     1. This note ("Note") is one of a series of similar notes ("Notes") issued pursuant to that certain Offering Memorandum including its appendices and other accompanying materials ("Memorandum") of Payor, dated December 1, 2003 for the offer and sale of promissory notes issued by the Payor in an aggregate amount of up to $700,000 ("Offering"), and the terms of that certain Subscription Agreement ("Agreement") being used in connection with the Offering. By accepting this Note, the Holder acknowledges receipt of the Memorandum and Agreement and represents that the Holder has had an opportunity to read the Memorandum and the Agreement and ask questions of the Payor regarding its contents.
     2. Subject to Section 5 hereof, the maturity date of this Note ("Maturity Date") shall be December 31, 2004 (the "Term Date"). In addition, to the extent not theretofore paid, the principal and all accrued but unpaid interest shall become due and payable, whether before or after the Term Date, on the date on which Payor receives the proceeds from a Qualified Offering. "Qualified Offering" shall mean the consummation of the sale of debt or equity securities of Payor in an aggregate amount of at least $2,500,000, either in a single transaction or in a series of transactions which close within six (6) months of each other.
     3. The entire outstanding Principal Amount and any unpaid accrued interest due under this Note shall become fully due and payable on the Maturity Date as determined by Section 2 or as otherwise provided herein. All payments under this Note shall be made in the lawful currency of the United States of America, at Holder's address set forth in the Agreement.
     4. This Note may be prepaid at any time by Payor without the prior consent of the Holder and without penalty.
     5. To the extent that this Note has not been paid on or prior to the Term Date, (i) this Note shall automatically become due on demand, (ii) interest on the outstanding principal amount of this Note shall become payable at the rate of 1.5% per month until the entire principal and accrued but unpaid interest has been paid in full, (iii) interest shall continue to be paid monthly, as aforesaid, and (iv) the holder of this Note shall promptly receive 125,000 shares of the Payor's common stock for each $50,000 principal amount hereof.

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     6.   If, prior to the full repayment of all amounts due under this Note, the Company engages in a public or private, debt and/or equity financing, including but not limited to a Qualified Offering (a "Subsequent Financing"), Holder may exchange the outstanding principal amount of this Note and all accrued but unpaid interest (the "Exchange Amount") for securities issued in the Subsequent Financing, as hereinafter provided. Payor shall deliver to Holder written notice of Payor's engaging in a Subsequent Financing, accompanied by a copy of the offering document(s) relating to the Subsequent Financing (the "SF Notice"). Holder shall have the right, but not the obligation, to participate in the Subsequent Financing by exchanging the Exchange Amount for the following:
               a) If the security issued in a Subsequent Financing consists of shares of the Company's equity securities (common or preferred), the Exchange Amount of this Note may be exchanged for such equity at a 25% discount ("Discounted Price") to the price paid for such equity by other investors in the Subsequent Financing.
               b) If the security issued in the Subsequent Financing is convertible debt instrument, the Exchange Amount of this Note may be exchanged for an equal face amount of the securities offered for sale by the Company in such Subsequent Financing. The conversion price of any such convertible securities issued to the Holder pursuant to such exchange may be converted will be 25% less than the conversion price offered to other investors in the Subsequent Financing.
               c) In the event that the Subsequent Financing includes warrants, any such warrants shall be exercisable by Holder at a discount of 25% to the exercise price offered to other investors in the Subsequent Financing.
               (d) The securities to which Holder may be entitled in connection with an exchange in a Subsequent Financing are sometime hereinafter referred to as the Exchange Securities.
     7. In order to exercise the exchange right set forth in Section 6, the Holder shall deliver to Payor a written notice in the form attached hereto as Exhibit A, of its election to exchange the Exchange Amount of this Note for the Exchange Securities. The written notice shall be delivered to Payor within ten (10) business days of Holder's receipt of the SF Notice. Holder's notice shall be accompanied by this Note.

               (a)  Exchange Procedure. Upon any exchange of this Note:
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            i.    As soon as possible after an exchange has been effected, Payor will deliver to Holder an instrument representing the Exchange Securities. The issuance will be made without charge to Holder for any issuance tax in respect thereof or other costs incurred by Payor in connection with such exchange.
            ii. Upon exchange of this Note, Payor will take all such actions as are necessary in order to insure that the Exchange Securities will be validly issued, fully paid and nonassessable.
            iii. Payor will assist and cooperate with Holder to the extent Holder is required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of this Note hereunder including making any filings required to be made by Payor.
            iv. If any fractional interest in a share would be deliverable upon exchange of this Note for equity securities, Payor, in lieu of delivering the fractional share, will pay an amount to Holder in cash equal to the discounted amount of the Exchange Securities multiplied by such fractional interest.

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               (b)  Upon exchange of the Exchange Amount of this +Note, the rights of Holder with respect to this Note will cease, and Holder shall thereupon be entitled to all of the rights and privileges of other investors in the Subsequent Financing.
     8. The terms of this Note shall be construed in accordance with the laws of the State of Georgia.
     9. The Company hereby waives any and all rights, if any, with respect to asserting a defense for non-payment of the outstanding Principal Amount, plus all unpaid accrued interest thereon, based on the usury laws of the State of Georgia and hereby agrees not to assert such rights, if any, against Holder.
     10. This Note may not be transferred, sold pledged or hypothecated by the Holder without the prior written consent of the Payor, which consent will not be unreasonably withheld.

                                         BIOFIELD CORP.


                                         By:
                                             -----------------------------------
                                         Its
                                             -----------------------------------

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                                    EXHIBIT A
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                               NOTICE OF EXCHANGE

TO: _________________________

(1) Reference is made to that certain Non-Negotiable Unsecured Promissory Note dated _________, 2003 issued by the Company to the undersigned ("Note"). Defined terms not otherwise defined herein shall have the meanings ascribed to them in the Note.
(2) Holder hereby elects to exchange the Exchange Amount of the Note for the Exchange Securities, as provided for in the Note.
(3) I hereby tender the Note as consideration for issuance of the Exchange Securities.
(4) Please issue a certificate or certificates representing the Exchange Securities in the following name:
Name                                         Address
                                             __________________________________
___________________________________          __________________________________

(5) To the extent that the Subsequent Financing has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned represents that: (i) the aforesaid securities are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business maters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned's own interests; (iv) the undersigned understands that the securities issuable in exchange for the Note have not been registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid securities may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid securities unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

_________________________            ______________________________________
(Date)                               (Signature)

                                     ______________________________________
                                     (Print name)

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